UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________________
FORM 8-K
  _________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 23, 2025
  _________________________________________
AVIDITY BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10578 Science Center Drive, Suite 125
San Diego, California 92121 92121
(Address of principal executive offices) (Zip Code)
(858) 401-7900
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On July 23, 2025, Avidity Biosciences, Inc. ("Avidity") announced the U.S. Food and Drug Administration (FDA) has granted Breakthrough Therapy designation to delpacibart zotadirsen ("del-zota") for the treatment of Duchenne muscular dystrophy in people living with mutations amenable to exon 44 skipping (DMD44).
Avidity remains on track to submit a planned Biologics License Application (BLA) for del-zota at year end 2025.
Forward-Looking Statements

Avidity cautions readers that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. These statements are based on the company's current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding Avidity's plans to submit a BLA for del-zota and the timing thereof. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of these plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in Avidity's business and those beyond its control, including, without limitation: additional data related to del-zota that continues to become available may be inconsistent with the data produced as of the date hereof, and further analysis of existing data and analysis of new data may lead to conclusions different from those established as of the date cutoff; data delivered to the FDA may not support del-zota's advancement in our desired timeline, or at all; unexpected adverse side effects to, or inadequate efficacy of, del-zota that may delay or limit its development, regulatory approval and/or commercialization, or may result in clinical holds which may not be timely lifted, recalls or product liability claims; Breakthrough Therapy designation does not guarantee the FDA will approve del-zota or expedite its review; Avidity is early in its development efforts; Avidity's approach to the discovery and development of product candidates based on its AOC platform is unproven; potential delays in clinical trial activity for del-zota; Avidity's dependence on third parties in connection with clinical testing and product manufacturing; regulatory developments in the United States and foreign countries; and other risks described in Avidity's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (SEC) and in subsequent filings with the SEC. Avidity cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update such statements to reflect events that occur or circumstances that arise after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: July 23, 2025	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial Officer